UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  June 20,  2005
                                                            --------------


                         KINGS ROAD ENTERTAINMENT, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of Incorporation or organization)

        0-14234                                        95-3587522
 ---------------------                       --------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

447 B Doheny Drive, Beverly Hills, California                          90210
---------------------------------------------                          -----
  (Address of principal executive offices)                           (Zip Code)

                                  310-278 9975
                                  ------------
              (Registrant's telephone number, including area code)

Item 8.01        Other Events.

     On June 20, 2005 the Company was contacted by the Division of Corporate Finance at the United States Securities and Exchange Commission regarding questions that arose following a review of the Company's filing on Form 10-KSB for the year ended December 31, 2004. On June 21, 2005 the Company replied to the Division of Corporate Finance acknowledging receipt of the comments and questions and setting forth a timeline for responding to the inquiry, and, on July 8, 2005 the Company sent correspondence containing its answers to the questions raised by the Division of Corporate Finance. On July 10, 2005 the Company received notice that the Company's response correspondence had been acknowledged by the Division of Corporate Finance and it was requested at that time that this information be made availible to the public in a filing on Form 8-K.

     A copy of the correspondence dated June 20, 2005 from the Division of Corporate Finance to the Company, is attached hereto and incorporated herein by this reference as Exhibit 99.1. A copy of the interim response on June 21, 2005 to the Division of Corporate Finance is attached hereto and incorporated by this reference as Exhibit 99.2. A copy of the correspondence in response to the inquiry on July 8, 2005 is attached hereto and incorporated by this reference as
Exhibit 99.3.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                Kings Road Entertainment, Inc.


Dated: July 22, 2005                            /s/ Geraldine Blecker
                                                -------------------------------
                                                By:  Geraldine Blecker
                                                Its:  Chief Executive Officer


Dated: July 22, 2005                            /s/ H. Martin DeFrank
                                                -------------------------------
                                                By:  H. Martin DeFrank
                                                Its: President and
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number          Exhibit
-------------------------------------------------------------------------------
99.1                    Correspondence from Division of Corporate Finance to the
                        Company dated June 20, 2005
99.2                    Correspondence from the Company to the Division of
                        Corporate Finance dated June 21, 2005
99.3                    Correspondence from the Company to the Divsion of
                        Corporate Finance dated July 8, 2005

     These exhibits are furnished to, but not filed with, the Commission by inclusion herein.